UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2012

Kaiser Federal Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34979	26-1500698
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1359 N. Grand Avenue, Covina, CA 91724
(Address of principal executive offices)

(626) 339-9663
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On January 31, 2012, the Board of Directors of Kaiser Federal Financial Group, Inc., the holding company for Kaiser Federal Bank, declared a quarterly cash dividend of $0.07 per share on its common stock. The dividend will be paid on February 28, 2012 to the shareholders of record as of the close of business on February 13, 2012.

A copy of the press release is included as Exhibit 99.1 to this report.

ITEM 9.01.  Financial Statements and Exhibits.

(a)	No financial statements of businesses acquired are required.
(b)	No pro forma financial information is required.
(c)	Not Applicable.
(d)	Exhibits.
	99.1	Press release dated February 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KAISER FEDERAL FINANCIAL GROUP, INC.

Date: February 1, 2012	By:	/s/ Jean M. Carandang
Jean M. Carandang
Chief Financial Officer
(Duly Authorized Representative)